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                          LEASE SURRENDER AGREEMENT AND
                            SECOND AMENDMENT TO LEASE
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     THIS  LEASE  SURRENDER  AGREEMENT  AND  SECOND  AMENDMENT  TO  LEASE  (the
"Agreement") made as of May 1, 2001, between BALLARDVALE INVESTORS LIMITED PARTNERSHIP, a Pennsylvania limited partnership with an address at GSB Building, Suite 401, One Belmont Avenue, Bala Cynwyd, PA 19004 (the "Landlord") and ASCENT PEDIATRICS, INC, with an address at 187 Ballardvale Street, Wilmington, Massachusetts 01887 (the "Tenant").
                                 R E C I T A L S
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     WHEREAS, by Lease dated November 21, 1996 Landlord leased to Tenant certain premises containing 14,320 rentable square feet (the "Leased Premises") located on the first floor of the building located at 187 Ballardvale Street, Wilmington, Massachusetts 01887 (the "Building");
WHEREAS, said Lease was subsequently modified by First Amendment to Lease dated September 18, 1997 (said Lease with all amendments, the "Lease") whereby Landlord leased 4,542 rentable square feet to Tenant on the second floor of the Building;
WHEREAS, the Tenant desires to surrender a portion of the Leased Premises (the "Surrendered Space") as shown on Exhibit A-2 attached hereto and made a part
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hereof,  and  Landlord  is  willing  to accept such surrender upon the terms and conditions  set  forth  in  this  Agreement;
                                   AGREEMENTS
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     NOW  THEREFORE,  in consideration of the mutual agreements herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and the Tenant do hereby agree as follows:
1.     DEFINED  TERMS.  All  capitalized  terms used in this Agreement which are
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not  defined  herein  shall  have  the  meanings  ascribed to them in the Lease.
2.     SURRENDER  DATE.  On  May  15,  2001 (the "Surrender Date"), Tenant shall
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surrender possession of the Surrendered Space (being 100 rentable square feet in area) to Landlord vacant and broom clean (subject to completion of certain work by Landlord described in Section 6 hereof) and otherwise in the condition required by the terms and provisions of the Lease. On the Surrender Date, Landlord agrees to accept the surrender of the Surrendered Space subject to Tenant's compliance with all its obligations under this Agreement and under the Lease.
3.     MUTUAL  RELEASE.  As  of the Surrender Date: (a) , Tenant hereby releases
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Landlord  from  any  and all claims, obligations and liabilities of any kind and nature whatsoever thereafter arising out of or in connection with the Surrendered Space and the Lease with respect to the Surrendered Space only; and
(b) Landlord hereby releases Tenant from and against all claims, obligations and liabilities thereafter arising out of or in connection with the Surrendered Space and the Lease with respect to the Surrendered Space only, except with respect to those obligations of Tenant expressly provided in the Lease and in this Agreement to survive the Surrender Date or the termination of the Lease.
4.     CONDITIONS  FOR  TERMINATION OF TENANT OBLIGATIONS.  Tenant's obligations
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and  liabilities under the Lease with respect to the Surrendered Space shall not terminate on the Surrender Date, nor shall the releases in Section 3 above become effective, unless Tenant performs and observes all its obligations under
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the  Lease  relating or allocable to the Surrendered Space through and including the Surrender Date, including, but not limited to, payment of all Annual Base Rent and Additional Rent.
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5.     SURVIVAL  OF  TENANT  OBLIGATIONS.  Tenant's  liability  for  any and all
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amounts  due  under  the Lease allocable to the Surrendered Space which have not been determined as of the Surrender Date shall survive the Surrender Date, and shall be due and payable when determined and billed by Landlord.
6.     LANDLORD'S  WORK.  Landlord  agrees  that  in  connection  with  Tenant's
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delivery  of  the  surrendered  Space,  Landlord,  at its expense, will (a) move
Tenant's furniture and other personal property from the Surrendered Space to the Leased Premises; (b) relocate Tenant's keypad; and (c) install an entry door (using "building standard" materials) to the balance of the Leased Premises for access by Tenant to its Leased Premises.
7.     REPRESENTATIONS  AND  WARRANTIES.  Tenant  represents,  warrants  and
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covenants  to  Landlord  that:  (a)  the Surrendered Space is in good repair and
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condition  and  in  compliance  with  the terms and conditions of the Lease; (b)
Tenant has not done or suffered, and will not do or suffer, anything whereby the Lease or the Surrendered Space have (or will) become encumbered by any mechanics' or materialmens' liens or in any other manner whatsoever; (c) Tenant is duly authorized to execute, deliver and perform this Agreement; and (d) this Agreement is valid, binding and enforceable against Tenant in accordance with its terms.
8.     CONTINUING  VALIDITY OF LEASE AND LEASE OBLIGATIONS.  Landlord and Tenant
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acknowledge  that  the surrender under this Agreement of a portion of the Leased
Premises shall apply to the Surrendered Space only, and all the terms, covenants and conditions of the Lease, as modified or amended by this Agreement, are hereby ratified and confirmed, and shall continue to be and remain in full force and effect as to that remaining portion of the Leased Premises which is not surrendered hereunder. Tenant acknowledges that the remaining portion of the Leased Premises not surrendered under this Agreement contains 18,762 rentable square feet of space (14,220 rentable square feet on the first floor of the Building and 4,542 on the second floor of the Building).
9.     LEASE  AMENDMENTS.  If  Tenant  complies  with  all  of the terms of this
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Agreement on or before the Surrender Date, then effective on the Surrender Date, the Lease shall be amended as follows to reflect the decrease in the area of the Leased Premises:
(a)     Reduction of Premises Area.  Section I of the Lease is amended by adding
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     the  following  at  the  end  of  the  second  paragraph  thereof:
     "Effective on May 15, 2001 (the "Surrender Date"), the premises on the first floor of the Building shall be reduced by 100 rentable square feet, which space is more particularly identified on Exhibit A-2 attached hereto and
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incorporated  herein  by  reference  (hereinafter  the  "Surrendered  Space")."
(b)     Reduction of Tenant's Proportionate Share (Taxes).  Section XI(c) of the
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     Lease  is amended by adding the following after the first sentence thereof:
     "Effective on the Surrender Date, "Tenant's Proportionate Share" for taxes shall be eighteen and 10/100 percent (18.10%)."
(c)     Reduction of Tenant's Proportionate Share for Operating Cost Escalation.
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     Section  XI(i)  of  the  Lease is amended by adding the following after the second  sentence  thereof:
     "Effective on the Surrender Date, Tenant's Proportionate Share for Operating Cost Escalation shall be eighteen and 10/100 percent (18.10%)."
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(d)     Reduction of Fixed Rent Payments.  Section IV of the Lease is amended to
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     add  the  following  to  the  first  paragraph:
     "Effective on the Surrender Date, the new rentable space of the demised premises on the first floor of the Building shall be reduced by 100 rentable square feet of space for purposes of calculating the fixed rent payable under this Section IV."
10.     COUNTERPARTS.  This  Agreement  may  be  executed  in  any  number  of
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counterparts,  each  of  which  shall  be  an  original,  but all of which shall
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constitute  one  instrument.  This  Agreement  represents  the  entire agreement between  the  parties  concerning  the  subject matter hereof and supersedes all prior discussions, negotiations and agreements between them regarding the subject matter of this Agreement.
11.     MISCELLANEOUS.  The provisions of this agreement shall bind and inure to
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the  benefit of the heirs representatives, successors and assigns of the parties hereto and Tenant hereby warrants to Landlord that it has not heretofore assigned, mortgaged or otherwise transferred, amended or encumbered, voluntarily or involuntarily, the Lease or its interest therein. This Agreement shall not be binding upon or enforceable against Landlord unless and until Landlord shall have executed and unconditionally delivered to Tenant an executed counterpart of this Agreement. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.
IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed on the date first above written.
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
WITNESSED BY:                          LANDLORD:

_________________________________      BALLARDVALE INVESTORS LIMITED PARTNERSHIP

                                       By:  Bergen of Ballardvale, Inc.,
_________________________________           General Partner

                                       By:__________________________________
                                       Name:
                                       Title:

__________________________________     TENANT:
                                       ASCENT PEDIATRICS, INC.

                                       By:__________________________________
                                       Name:
__________________________________     Title:
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